UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 28, 2004




                        Pioneer Natural Resources Company
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



          Delaware                    1-13245                75-2702753
----------------------------        ------------        -------------------
(State or other jurisdiction        (Commission          (I.R.S. Employer
      of incorporation)             File Number)        Identification No.)



5205 N. O'Connor Blvd., Suite 900, Irving, Texas                75039
------------------------------------------------             ----------
   (Address of principal executive offices)                  (Zip Code)


                                 (972) 444-9001
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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                        PIONEER NATURAL RESOURCES COMPANY

                                TABLE OF CONTENTS


                                                                           Page

Item 1.01.  Entry into a Material Definitive Agreement...................   3

Item 2.01.  Completion of Acquisition or Disposition of Assets...........   3

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation
            under an Off-Balance Sheet Arrangement of a Registrant.......   4

Item 5.02.  Departure of Directors or Principal Officers; Election of
            Directors; Appointment of Principal Officers.................   4

Item 9.01.  Financial Statements and Exhibits

            (a)   Financial Statements of Businesses Acquired............   4

            (b)   Pro Forma Financial Information........................   5

            (c)   Exhibits...............................................   5

Signature................................................................   6

Exhibit Index............................................................   7



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                        PIONEER NATURAL RESOURCES COMPANY




Item 1.01.   Entry into a Material Definitive Agreement

     On September 28, 2004, Pioneer Natural Resources Company (the "Company") as the Borrower; JPMorgan Chase Bank as the Administrative Agent; Bank of America, N.A., Barclays Bank PLC, Wells Fargo Bank, National Association and Wachovia Bank, National Association, as the Co-Documentation Agents; and certain other lenders entered into a $900 million 364-Day Credit Agreement, dated as of September 28, 2004 (the "364-Day Credit Agreement"), the terms of which essentially mirror the Company's $700,000,000 5-Year Revolving Credit Agreement dated as of December 16, 2003 (the "Revolving Credit Agreement"). The 364-Day Credit Agreement bears a variable annual rate of interest equal to the six-month LIBOR rate plus a 75 basis point LIBOR margin. The 364-Day Credit Agreement was used to finance the cash costs of the Company's merger (the "Merger") with Evergreen Resources, Inc. ("Evergreen") as described below under "Item 2.01 Completion of Acquisition or Disposition of Assets". The 364-Day Credit Agreement is attached hereto as exhibit 99.2.

     Many of the parties involved in the 364-Day Credit Agreement are also parties to the Company's Revolving Credit Agreement and are often counterparties to the Company's derivative instruments.

     As a result of the Merger described below under "Item 2.01 Completion of Acquisition or Disposition of Assets", the Company will assume Evergreen's $100 million of 4.75% Senior Convertible Notes due 2021 (the "4.75% Notes") and $200 million of Evergreen's 5.875% Senior Subordinated Notes due 2012 (the "5.875% Notes"). Associated therewith, the Company issued: (i) the First Supplemental Indenture dated September 28, 2004 with respect to Evergreen's indenture dated March 10, 2004, relating to the 5.875% Notes, that is attached hereto as exhibit 4.5, (ii) the First Supplemental Indenture dated September 28, 2004 with respect to Evergreen's indenture dated December 18, 2001, relating to the 4.75% Notes, that is attached hereto as exhibit 4.6 and (iii) the Second Supplemental Indenture dated September 28, 2004 with respect to Evergreen's indenture dated December 18, 2001, relating to the 4.75% Notes, that is attached hereto as exhibit 4.7.

Item 2.01.   Completion of Acquisition or Disposition of Assets

     On September 28, 2004, the Company issued a news release that is attached hereto as exhibit 99.1. In the news release, the Company announced (i) the Merger has been consummated as set forth in the Agreement and Plan of Merger, dated May 3, 2004 (the "Merger Agreement"), among the Company, Evergreen and BC Merger Sub, Inc., a wholly-owned subsidiary of the Company ("Merger Sub"), resulting in Evergreen becoming a wholly-owned subsidiary of the Company and
(ii) the appointment of Mr. Mark S. Sexton, Evergreen's former Chairman of the Board, President and Chief Executive Officer, and Mr. Andrew D. Lundquist, a former Evergreen director, to the Company's board of directors as a Class I and Class III director, respectively.

     As a result of the Merger, the Company has acquired all of Evergreen's assets and assumed all of Evergreen's liabilities. Pursuant to the Merger Agreement, holders of approximately 43.6 million shares of Evergreen's common stock were entitled to elect, prior to the completion of the Merger, among three types of consideration for each share of Evergreen's common stock: (1) 1.1635 shares of the Company's common stock, subject to allocation and proration; (2) $39.00 cash, subject to allocation and proration; or (3) 0.58175 shares of the Company's common stock and $19.50 in cash. Evergreen's stockholders who did not make an election prior to completion of the Merger were deemed to have elected to receive 0.58175 shares of the Company's common stock and $19.50 in cash per share of Evergreen's common stock. This represented a price per share of Evergreen's common stock of $39.00, based on the Company's last reported sales price on May 3, 2004 (the date of the Merger Agreement) of $33.52 per share. In addition, Evergreen's stockholders will receive additional cash consideration of $0.48 per share, which represents the pro rata gross proceeds less transaction costs from Evergreen's sale of its Kansas properties on September 27, 2004.

     The aggregate number of shares of Pioneer common stock to be issued in the Merger is approximately 25.4 million and the aggregate amount of cash to be paid in the Merger is approximately $871.4 million, including the consideration for the Kansas properties. The elections made and deemed made by Evergreen's stockholders to receive shares of the Company's common stock as Merger


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                        PIONEER NATURAL RESOURCES COMPANY



consideration exceeded the maximum number of the Company's shares issuable in the Merger pursuant to the Merger Agreement. Accordingly, the holders of Evergreen's common stock who made elections to receive all cash will receive, for each share of Evergreen's common stock, $39.00 in cash plus the $0.48 cash payment with respect to the Kansas properties, and holders who made elections to receive all common stock will instead receive, for each share of Evergreen's common stock, 0.83746 shares of the Company's common stock and $10.93 in cash plus the $0.48 cash payment with respect to the Kansas properties. Pursuant to the terms of the Merger Agreement, stockholders who elected to receive, for each share of Evergreen's common stock, 0.58175 shares of the Company's common stock and $19.50 in cash, plus the $0.48 per share cash payment for the Kansas properties, will receive the form of payment that they elected, and stockholders who made no election will receive 0.58175 shares of the Company's common stock and $19.50 in cash, plus the $0.48 payment with respect to the Kansas properties.

     The Company financed the cash consideration for the Merger through borrowings on the 364-Day Credit Agreement.

     A description of the Merger, including the related interests of directors and officers of the Company and Evergreen, was previously reported in the Company's joint proxy statement/prospectus that forms a part of the Company's Registration Statement on Form S-4, as amended, File No. 333-116434, which was filed with the Securities and Exchange Commission (the "SEC") on August 27, 2004.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

     The information described above under "Item 1.01 Entry into a Material Definitive Agreement" is incorporated herein by reference.

Item 5.02. Departure of Directors or Principal Officers; Election of
           Directors; Appointment of Principal Officers

     As provided above under "Item 2.01 Completion of Acquisition or Disposition of Assets", Messrs. Mark S. Sexton and Andrew D. Lundquist have been appointed to the Company's board of directors as a Class I and Class III director, respectively. Mr. Lundquist will be named to the Compensation and Management Development Committee of the Company's board of directors.

     Information pertaining to the related interests of directors and officers of the Company and Evergreen was previously reported in the Company's joint proxy statement/prospectus that forms a part of the Company's Registration Statement on Form S-4, as amended, File No. 333-116434, which was filed with the SEC on August 27, 2004.

Item 9.01. Financial Statements and Exhibits

       (a) Financial Statements of Businesses Acquired

           Audited Consolidated Financial Statements of Evergreen as of December 31, 2003 and 2002 and for the years ended December 31, 2003, 2002 and 2001 were previously reported in Evergreen's Annual Report on Form 10-K for the year ended December 31, 2003, File No. 001-13571, which was filed with the SEC on February 27, 2004.

           Consolidated Financial Statements of Evergreen as of June 30, 2004 and for the three and six month periods ended June 30, 2004 and 2003 were previously reported in Evergreen's Quarterly Report on Form 10-Q for the three months ended June 30, 2004, File No. 001-13571, which was filed with the SEC on August 3, 2004.



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                        PIONEER NATURAL RESOURCES COMPANY



       (b) Pro Forma Financial Information

           Unaudited Pro Forma Combined Financial Statements as of June 30, 2004 and for the six months ended June 30, 2004 and for the year ended
           December 31, 2003 were previousl reported in the Company's Registration Statement on Form S-4, as amended, File No. 333-116434, which wa filed with the SEC on August 27, 2004.

       (c) Exhibits

           2.1 Agreement and Plan of Merger, dated May 3, 2004, among the Company, Evergreen and Merger Sub (incorporated by reference to
                Exhibit 2.1 to the Company's Current Report on Form 8-K, File No. 1-13245, filed with the SEC on May 3, 2004).

           4.1 Indenture dated as of March 10, 2004, among Evergreen and Wachovia Bank, National Association, as trustee, relating to Evergreen's 5.875% Senior Subordinated Notes due 2012 (incorporated by reference to Exhibit 4.1 to Evergreen's Quarterly Report on Form 1Q for the quarter ended March 31,
                2004).

           4.2 Form of Evergreen's 5.875% Senior Subordinated Notes due 2012 (incorporated by reference to Exhibit 4.3 to Evergreen's Registration Statement on Form S-4, dated June 28, 2004, Registration No. 333-116201).

           4.3 Indentured dated as of December 18, 2001, among Evergreen and First Union National Bank, as trustee, relating to Evergreen's 4.75% Senior Convertible Notes due December 15, 2021 (incorporated by reference to Exhibit 4.3 to Evergreen's Annual Report on Form 10 for the year ended December 31, 2001).

           4.4 Form of Evergreen's 4.75% Senior Convertible Notes due December 15, 2021 (included as Exhibit A to the indenture identified above as Exhibit 4.3).

           4.5 First Supplemental Indenture dated as of September 28, 2004, among Pioneer Evergreen Properties, LLC (as successor to Evergreen) and Wachovia Bank, National Association, as trustee, with respect to the indenture identified above as Exhibit 4.1.

           4.6 First Supplemental Indenture dated as of September 28, 2004, among the Company, Evergreen and Wachovia Bank, National Association (as successor to First Union National Bank), as trustee, with respect to the indenture identified above as
                Exhibit 4.3.

           4.7 Second Supplemental Indenture dated as of September 28, 2004, among the Company, Pioneer Evergreen Properties, LLC (as successor to Evergreen) and Wachovia Bank, National Association (as successor to First Union National Bank), as trustee, with respect to the indenture identified above as Exhibit 4.3.

          99.1  News Release dated September 28, 2004.

          99.2 364-Day Credit Agreement dated as of September 28, 2004 among the Company, as the Borrower; JPMorgan Chase Bank as the Administrative Agent; Bank of America N.A., Barclays Bank PLC, Wells Fargo Bank, National Association and Wachovia Bank, National Association as the Co-Documentation Agents and certain other lenders.



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                        PIONEER NATURAL RESOURCES COMPANY



                                S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                PIONEER NATURAL RESOURCES COMPANY




Date:  October 1, 2004       By:    /s/ Richard P. Dealy
                                     ---------------------------------
                                     Richard P. Dealy
                                     Vice President and Chief Accounting Officer



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                                          PIONEER NATURAL RESOURCES COMPANY


                                                   EXHIBIT INDEX

Exhibit No.      Description

    2.1 Agreement and Plan of Merger, dated May 3, 2004, among the Company, Evergreen and Merger Sub (incorporated by reference to
                 Exhibit 2.1 to the Company's Current Report on Form 8-K, File No. 1-13245, filed with the SEC on May 3, 2004).

    4.1 Indenture dated as of March 10, 2004, among Evergreen and Wachovia Bank, National Association, as trustee, relating to Evergreen's 5.875% Senior Subordinated Notes due 2012 (incorporated by reference to Exhibit 4.1 to Evergreen's Quarterly Report on Form 10-Q for the quarter ended March 31,
                 2004).

    4.2 Form of Evergreen's 5.875% Senior Subordinated Notes due 2012 (incorporated by reference to Exhibit 4.3 to Evergreen's Registration Statement on Form S-4, dated June 28, 2004, Registration No. 333-116201).

    4.3 Indenture dated as of December 18, 2001, among Evergreen and First Union National Bank, as trustee, relating to Evergreen's 4.75% Senior Convertible Notes due December 15, 2021 (incorporated by reference to Exhibit 4.3 to Evergreen's Annual Report on Form 10-K for the year ended December 31,
                 2001).

    4.4 Form of Evergreen's 4.75% Senior Convertible Notes due December 15, 2021 (included as Exhibit A to the indenture identified above as Exhibit 4.3).

    4.5(a) First Supplemental Indenture dated as of September 28, 2004, among Pioneer Evergreen Properties, LLC (as successor to Evergreen) and Wachovia Bank, National Association, as trustee, with respect to the indenture identified above as Exhibit 4.1.

    4.6(a) First Supplemental Indenture dated as of September 28, 2004, among the Company, Evergreen and Wachovia Bank, National Association (as successor to First Union National Bank), as trustee, with respect to the indenture identified above as
                 Exhibit 4.3.

    4.7(a) Second Supplemental Indenture dated as of September 28, 2004, among the Company, Pioneer Evergreen Properties, LLC (as successor to Evergreen) and Wachovia Bank, National Association (as successor to First Union National Bank), as trustee, with respect to the indenture identified above as Exhibit 4.3.

  99.1(a)        News Release dated September 28, 2004.

  99.2(a) 364-Day Credit Agreement dated as of September 28, 2004 among the Company, as the Borrower; JPMorgan Chase Bank as the Administrative Agent; Bank of America, N.A., Barclays Bank PLC, Wells Fargo Bank, National Association and Wachovia Bank, National Association as the Co-Documentation Agents and certain other lenders.
-------------
(a) filed herewith




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